                                                                    EXHIBIT 10.1

                          PROLIANCE INTERNATIONAL, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

     This Agreement (this "Agreement") is made as of [date] (the "Date of
Grant"), by and between Proliance International, Inc., a Delaware corporation
(the "Company"), and [Grantee] (the "Optionee").

1.   Grant of Stock Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Proliance
     International, Inc. Equity Incentive Plan (the "Plan"), the Company hereby grants to the Optionee as of the Date of Grant a stock option (the
     "Option") to purchase [number] shares of Company common stock (the
     "Optioned Shares"). The Option may be exercised from time to time in accordance with the terms of this Agreement. The price at which the
     Optioned Shares may be purchased pursuant to the Option will be $[price], subject to adjustment as hereinafter provided (the "Option Price"). The
     Option is intended to be a nonqualified stock option and will not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code, or any successor provision thereto.

2.   Term of Option. The term of the Option will commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, will expire ten years from the Date of Grant.

3.   Right to Exercise.

     (a)  Subject to Section 6 and Section 7 hereof, the Option will be exercisable from time to time prior to the tenth anniversary of the
          Date of Grant to the extent of 25% of the Optioned Shares on each of the first four anniversaries of the Date of Grant.

     (b)  To the extent the Option is exercisable, it may be exercised in whole or in part. The Optionee will be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to the Optionee upon the exercise of all or part of the Option.

4.   Option Nontransferable. The Option granted hereby will be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his or her legal incapacity, by his or her guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state or foreign law and court supervision. In the event the Option is exercisable after the
     Optionee's death as permitted by this Agreement, this Option may be exercised by the Optionee's executor or administrator or by the distributee or legatee to whom this Option was transferred by will or the laws of descent and distribution.

5.   Notice of Exercise; Payment.

     (a)  To the extent then exercisable, the Option may be exercised by written notice to the Secretary of the Company stating the number of Optioned
          Shares for which the Option is being exercised and the intended manner of payment.

     (b)  Payment equal to the aggregate Option Price of the Optioned Shares for which the Option is being exercised will be tendered in full with the notice of exercise in cash in the form of currency or check or other cash equivalent acceptable to the Company. The Optionee may also tender the Option Price by (i) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted whole shares of the
          Company's common stock ("Common Shares") that have been owned by the
          Optionee for more than six months prior to the date of exercise or
          (ii) any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. Nonforfeitable, nonrestricted Common
          Shares that are transferred by the Optionee in payment of all or any part of the Option Price will be valued on the basis of the last sales price of the Common Shares on the principal national securities exchange on which the Common Shares are traded or quoted (the "Market
          Value Per Share") on the date the notice of exercise is received by the Company (or if no sale of Common Shares was made on that date, on the next preceding date on which there was a sale). Fractional Common
          Shares may not be issued by the Company and any such fractional Common
          Share will be eliminated by the Optionee paying the Company in cash an amount necessary to round the fraction up to a full Common Share.

     (c)  If permitted by applicable law, the requirement of payment in cash will be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a broker to sell on the exercise date a sufficient number of Optioned Shares that are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction are at least equal to the amount of the aggregate Option
          Price plus payment of any applicable withholding taxes, and pursuant to which the broker undertakes to deliver to the Company the amount of the aggregate Option Price plus payment of any applicable withholding taxes on a date satisfactory to the Company, but not later than the date on which the sale transaction will settle in the ordinary course of business.

     (d)  As a further condition precedent to the exercise of the Option, the
          Optionee will comply with all regulations and requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith will execute any documents that the Compensation Committee in its sole discretion deems necessary

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          or advisable. The date of the Optionee's written notice will be the exercise date.

6.   Termination of Agreement.

     (a)  Subject to Section 6(b), this Agreement and the Option granted hereby will terminate automatically and without further notice on the earliest of the following dates:

          (i)  subject to Section 6(a)(ii), three months after the Optionee's employment by the Company or any subsidiary of the Company terminates for any reason;

          (ii) one year from the date of the Optionee's death if the Optionee dies within the three-month period described in Section 6(a)(i)
               or if the termination of the Optionee's employment with the
               Company or any subsidiary of the Company terminates due to the
               Optionee's death; or

          (iii) ten years from the Date of Grant.

     The Option will only be exercisable under this Section 6(a) to the extent that it would have been exercisable by the Optionee on the date of the termination of the Optionee's employment.

     (b)  Notwithstanding anything to the contrary herein, if upon the
          Optionee's termination of employment the Optionee becomes a senior management consultant to the Company and/or its subsidiaries under a post-employment consulting arrangement, the Option will continue to vest under its original vesting schedule set forth in Section 3(a), and this Agreement and the Option will not terminate pursuant to
          Section 6(a) until (i) if the Optionee permanently ceases to render consulting services to the Company and/or its subsidiaries under such post-employment consulting arrangement for any reason other than cessation by reason of death, the 90th calendar day following the date of such cessation of services and (ii) if the Optionee ceases to render consulting services on account of his or her death, the date that is one year after the 90th calendar day following the date of the cessation of the Optionee's services; provided, however, that in no event may this Option be exercised beyond, and the Option will terminate upon, the earlier of (A) the date that is the fifth anniversary of the date the Optionee terminates employment with the
          Company and its subsidiaries and (B) the tenth anniversary of the Date of Grant.

     (c)  For the purposes of this Agreement, the continuous employment of the
          Optionee with the Company or a Subsidiary will not be deemed to have been interrupted, and the Optionee will not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of the transfer

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          of his or her employment among the Company and its subsidiaries or a leave of absence approved by the Company.

7.   Acceleration of Option. Notwithstanding Section 3 hereof, the Option granted hereby will become immediately exercisable in full in the event of a Change in Control. For purposes of this Agreement, a "Change in Control"
     will occur (a) upon the public announcement that any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934,
     as amended (the "Exchange Act")) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the
     Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company) is or becomes the "beneficial owner"
     (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, (b) if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (the "Board"), and
     any new director (other than a director designated by a person that has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this sentence) whose election by the
     Board or nomination for election by the Company's stockholders was approved by a vote of at least 2/3 of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (c) if the stockholders of the
     Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 30% of the combined voting power of the Company's then outstanding securities, or (d) if the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the
     Company's assets.

8.   No Employment Contract. Nothing contained in this Agreement will confer upon the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with any right the Company or any of its subsidiaries would otherwise have to terminate the employment or other service or to adjust the compensation of the Optionee.

9.   Taxes and Withholding. To the extent that the Company or any of its subsidiaries is required to withhold federal, state, local or foreign taxes in

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     connection with the exercise of the Option, and the amounts available to the Company or such subsidiary for such withholding are insufficient, it will be a condition to the exercise of the Option that the Optionee makes arrangements that are satisfactory to the Company or such subsidiary for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by (a) surrendering to the Company a portion of the Optioned Shares that are issued or transferred to the
     Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the Optionee will be credited against any such withholding obligation at the Market Value per Share of such shares on the date of such surrender or (b) utilizing the broker assistance arrangement provided in
     Section 5.

10.  Compliance with Law. The Company will make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option will not be exercisable if the exercise thereof would result in a violation of any such law.

11.  Adjustments. The Compensation Committee may make or provide for such adjustments in the Option in light of any stock split, subdivision of shares or other change in the Company's capital structure as provided in the Plan. In the event of any such transaction or event, the Compensation
     Committee, in its discretion, may provide in substitution for the Option such alternative consideration as it may determine to be equitable and may require in connection therewith the surrender of the Option.

12.  Availability of Common Shares. The Company will at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of
     Optioned Shares deliverable upon the exercise of the Option.

13.  Amendments. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto;
     provided, however, that no amendment will impair the rights of the Optionee under this Agreement without the Optionee's consent.

14.  Severability. In the event that one or more of the provisions of this
     Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated will be deemed to be separable from the other provisions hereof, and the remaining provisions hereof will continue to be valid and fully enforceable.

15.  Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this
     Agreement and the Plan, the Plan as interpreted and construed by the
     Compensation Committee will govern. Capitalized terms used herein without definition will have the meanings assigned to them in the Plan. The
     Compensation Committee acting pursuant to the Plan, as constituted from time to time, will, except as

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     expressly provided otherwise herein, have the right to determine any questions which arise in connection with the Option or its exercise.

16.  Successors and Assigns. Without limiting Section 4 hereof, the provisions of this Agreement will inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the
     Optionee, and the successors and assigns of the Company.

17.  Governing Law. The interpretation, performance and enforcement of this
     Agreement will be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof. Each party to this Agreement hereby consents and submits himself, herself or itself to the jurisdiction of the courts of the State of Delaware for the purposes of any legal action or proceeding arising out of this Agreement.

18.  Notices. Any notice to the Company provided for herein will be in writing to the Company and any notice to the Optionee will be addressed to the
     Optionee at his or her address on file with the Company. Except as otherwise provided herein, any written notice will be deemed to be duly given if and when delivered personally or sent by courier service, registered mail or electronic means of communication, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by notice to the other party as herein specified (provided that for this purpose any mailed notice will be deemed given on the third business day following deposit of the same in the mail).

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has also executed this
Agreement in duplicate, as of the day and year first above written.

                                        PROLIANCE INTERNATIONAL, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement and accepts the Option granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions set forth herein.

                                        ----------------------------------------
                                        [Grantee]

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